BRIDGE CAPITAL HOLDINGS


BRIDGE BANK



Sandler O'Neill
WEST COAST FINANCIAL SERVICES CONFERENCE

March 2, 2010

Daniel P. Myers
President
Chief Executive Officer

Thomas A. Sa
Executive Vice President
Chief Financial Officer
Chief Strategy Officer

BRIDGE CAPITAL HOLDINGS
NASDAQ: BBNK
BRIDGECAPITALHOLDINGS.COM

BRIDGE CAPITAL HOLDINGS

Forward Looking Statements

Certain matters discussed herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbors created by that Act. Forward-looking statements describe future plans, strategies, and expectations, and are based on currently available information, expectations, assumptions, projections, and management's judgment about the Bank, the banking industry and general economic conditions. These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements. These risks and uncertainties include, but are not limited to: (1) competitive pressures in the banking industry; (2) changes in interest rate environment; (3) general economic conditions, nationally, regionally, and in operating markets; (4) changes in the regulatory environment; (5) changes in business conditions and inflation; (6) changes in securities markets; (7) future credit loss experience; (8) the ability to satisfy requirements related to the Sarbanes-Oxley Act and other regulation on internal control; (9) civil disturbances or terrorist threats or acts, or apprehension about the possible future occurrences of acts of this type; and (10) the involvement of the United States in war or other hostilities. The reader should refer to the more complete discussion of such risks in Bridge Capital Holdings reports on Forms 10-K and 10-Q on file with the SEC.

BRIDGE CAPITAL HOLDINGS

Why Are We Different?

BRIDGE BANK

A business banking franchise that is the

Professional Business Bank of Choice

for small and middle market companies, and emerging technology businesses in the markets we serve

- Business banking focus
- True business line diversification
  - commercial/industrial • technology • structured finance • cash management • international trade services • CRE/construction
- Positioned to endure economic cycle
- Solid core business despite significant headwinds
- Early & proactive risk recognition and management

Core Market


California

REGIONAL OFFICES
- San Jose (Main)
- Palo Alto (branch)
- East Bay (C&I)

TECH BUSINESS OFFICES
- San Francisco
- Orange County
- Dallas, TX
- Reston, VA

Core Region – Silicon Valley*

- San Jose 10th largest US city[1]
- 5 million regional population
- Second highest median family and per capita incomes in US[2]
- $107b deposit market[3]
- Largest concentration of technology company formation and finance in the world[1]
- Silicon Valley represents 40% of US venture capital investment ($7.0b 2009)[4]

*Silicon Valley Region = Santa Clara, San Mateo, San Francisco, and Alameda Counties

[1] San Jose/Silicon Valley Chamber of Commerce December 2009

[2] US Census/HUD CRA/HMDA Report 2009

[3] FDIC data at June 30, 2009

[4] National Venture Capital Association/PricewaterhouseCoopers Money Tree Survey

BRIDGE CAPITAL HOLDINGS

Significant Market Opportunity



% Deposits Santa Clara, San Mateo, Alameda Counties
Silicon Valley Region Deposits = $107.0b*
30%
25%
20%
15%
10%
5%
0%
24.98%
24.93%
7.78%
7.00%
6.62%
3.80%
3.24%
2.84%
2.75%
1.31%
0.96%
0.66%
BofA
Wells
Chase
Citibank
SVB
Comerica
B of West
US Bank
Union
UCBH
Heritage
Bridge Bank

Adjusted to reflect roll-ups of WAMU to Chase, Wachovia to WFB, and Merrill to BofA

*Source: FDIC; as of June 30, 2009

Effective Value Proposition


SIMPLIFIED customer experience.
SOPHISTICATED business banking.
Highly EXPERIENCED credentialed and disciplined BANKERS
Competitive PRODUCTS and SERVICES through channel partner relationships
Outsourced BANKING TECHNOLOGY comparable to large national mega banks

Growth in a Tough Environment


Average Total Assets ($M)
$465.9
$606.5
$750.5
$832.0
$868.2
2005
2006
2007
2008
2009

- 12.7% 3 Yr CAGR
- Core deposit driven
- Purely organic growth

Focus on Core Funding Sources


Deposit Mix
$ Millions
(EOP)
$800
$600
$400
$200
$-
39.6%
30.8%
29.6%
34.1%
47.3%
2005
2006
2007
2008
2009
Noninterest-bearing demand
Interest-bearing demand
Money market and savings
Certifcates of deposit

■ 90% Core Deposits

Loan Portfolio Breakdown

BBNK RE = 45% (55% Non-RE)

Peer* RE = 79% (21% Non-RE)



Tech
18%
C&I- non RE
26%
Construction
4%
Land
2%
CRE
22%
Other
5%
SBA
12%
ABL/F
12%

*US Public Banks $500M-$1.5B TA; SNL

CRE Breakdown (22%)

	Current	@ origination
LTV =	56%*	41%**
DSC =	1.48x*	1.66x**
CAP =	7.4%*	6.5**

34% = Owner Occupied (clients)

66% = Investor (clients)



Com, Other 4.8%
Com, Retail 5.9%
Cons, 1-4 SFR 1.7%
Cons, 5+ Multi 0.9%
Ag 1.1%
Com, Industrial 3.8%
Com, Light Ind 1.2%
Com, Office 2.1%

*= LTV, DSR, CAP = CRE portfolio averages; 72% of portfolio reviewed <= 6-30-09

** = LTV, DSR, CAP = CRE portfolio averages at loan originations

High Quality Business



Net Interest Margin
8%
7%
6%
5%
4%
3%
2%
1%
0%
2005
2006
2007
2008
2009
BBNK
4.58%
Peer*
Average
3.49%
BBNK
BAC
WFC
CMA
SIVB
HTBK

*US Public Banks $500M-$1.5B TA; SNL

Strategies for Managing Through the Credit Cycle

2008

- **Proactive credit risk recognition and management driven by key operating philosophies**
  - ‘Early Action – Early Out’
  - ‘First Loss – Best Loss’
- **Supplemented capital for endurance and opportunity**
  - $30 M private capital raise
  - Accepted $23.8 M UST CPP capital
- **Substantially increased ALLL (doubled in 2008)**

2009

- **Enhanced credit risk analytics, SAG, ERM**
- **Recognized conservative marks on NPA’s**
- **Aggressive disposition of problem assets**
- **80% reduction in CRE / L&C exposures**

BRIDGE CAPITAL HOLDINGS

Signs of Credit Quality Improvement



6%
5%
4%
3%
2%
1%
0%
2.81%
2.36%
2.25%
1.78%
3.76%
3.21%
4.47%
3.55%
4.84%
3.84%
2.95%
2.79%
Q3 '08
Q4 '08
Q1 '09
Q2 '09
Q3 '09
Q4 '09
NPL/Total Loans
NPA/Total Assets

Reserves Remain High While Credit Losses Trend Lower



NCO/Total Loans (Annualized)
ALLLR/Loans
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Peer Average*
ALLL/Loans = 1.86%
2.78%
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09

* = SNL Data: US Public Banks Total Assets $0.5B to $1.5M as of December 31, 2009

Capital for Endurance & Opportunity



@12-31-09
20%
16%
12%
8%
4%
TCE**
Leverage
Tier 1 RBC
Total RBC
BBNK
Peers*
Pro-forma**

	BBNK	Peer
Tangible common equity ratio	6.49%	8.05%
~ Pro-forma TCE Ratio**	10.12%**	
Leverage	12.53%	9.45%
Tier 1 capital ratio	15.26%	12.52%
Total risk based capital	19.45%	14.09%

*Peer = US Public Banks $500M-$1.5B TA; SNL

** = With $30M private preferred converted to common equity

BRIDGE CAPITAL HOLDINGS

Q4 2009 Summary

- Operating profit of $1.4 million or $0.05/share
- Improving credit quality
  - NPAs declined to 2.79% from 3.84% in Q3
  - NCOs remained stable at 0.31%
- NIM expanded to 4.68% from 4.38% in Q3
- Improving loan demand
- Continued strong growth in core deposits

BRIDGE CAPITAL HOLDINGS

Potential Tailwinds Ahead…

- Utilization rates on LOC at low ebb
  - Have continued to add new commitments
  - Utilization currently in the range of 30-35%
  - As economy improves rate could move above 50%
- Natural asset-sensitivity
  - Positioned for rising rate environment
  - Ready funding source for increased loan demand
- Lower levels of credit stress
  - Potential significant recoveries
  - Normalizing of workout costs

BRIDGE CAPITAL HOLDINGS

Investment Summary

- Improving fundamentals provide strong foundation for increasing profitability
  - Growing core deposit franchise
  - Increasing loan demand
  - Improved operating leverage
  - Expanding net interest margin
- Improving credit quality with minimal exposure to CRE
- Capital strength provides opportunity to pursue attractive growth opportunities in our markets
- Increasing presence in market with attractive long-term growth potential

Thank You / Q & A


A Solid Foundation
builds a solid future.
Unlike Wall Street investment banks, Bridge Bank is locally founded, locally funded, and locally managed.
Bridge Bank is here for you today... and here for you tomorrow.
BRIDGE BANK™
THE SMARTER CHOICE IN BUSINESS BANKING®
SAN JOSE • PALO ALTO SILICON VALLEY • EAST BAY
SAN FRANCISCO • ORANGE COUNTY • DALLAS, TX • RESTON, VA
WWW.BRIDGEBANK.COM


Stimulus Packages
for *your* business
Your SBA Preferred Lender and SBA financing specialist since 2002.
Build your business with a low fee SBA loan from Bridge Bank.
Bridge Bank is here for you today... and here for you tomorrow.
BRIDGE BANK™
THE SMARTER CHOICE IN BUSINESS BANKING®
SAN JOSE • PALO ALTO SILICON VALLEY • EAST BAY
SAN FRANCISCO • ORANGE COUNTY • DALLAS, TX • RESTON, VA
WWW.BRIDGEBANK.COM